SECURITIES AND EXCHANGE COMMISSION
                 WASHINGTON, D.C. 20549


                SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934

(X )  Filed by the Registrant
(  )  Filed by a Party other than the Registrant

Check the appropriate box:

(  )  Preliminary Proxy Statement
(  )  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-b(e)(2))
(X )  Definitive Proxy Statement
(  )  Definitive Additional Materials
(  )  Soliciting Material Pursuant to (section mark)240.14a-11(c) or
      (section mark)240.14a-12



                      ATHEY PRODUCTS CORPORATION
            (Name of Registrant as Specified In Its Charter)



   (Name of Person(s) Filing Proxy Statement If Other Than Registrant)


PAYMENT OF FILING FEE (Check the appropriate box):

(X )  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
(  )  $500 per each party to the controversy pursuant to Exchange Act
      Rule 14a-6(i)(3).
(  )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)  Title of each class of securities to which transaction applies:

      2)  Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: *

      4)  Proposed maximum aggregate value of transaction:

      5)  Total fee paid:

(Set forth the amount on which the filing fee is calculated and state how it was determined)

( ) Fee previously paid with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:              $

    2)  Form, Schedule or Registration Statement No.:

    3)  Filing Party:

    4)  Date Filed:

                           ATHEY PRODUCTS CORPORATION
                                 ROUTE 1A NORTH
                                  P.O. BOX 669
                         RALEIGH, NORTH CAROLINA 27602
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 18, 1995
TO THE SHAREHOLDERS OF
  ATHEY PRODUCTS CORPORATION:
     The Annual Meeting of Shareholders of Athey Products Corporation, a Delaware corporation (the "Company"), will be held at the executive offices of the Company on Thursday, May 18, 1995 at 11:00 A.M., for the following purposes.
          1. To elect five directors to hold office until the next Annual Meeting of Shareholders or until their successors shall have been elected and qualified.
          2. To ratify the appointment of McGladrey & Pullen, LLP as the independent certified public accountants of the Company.
          3. To transact such other business as may properly come before the meeting and any adjournment thereof.
     Only shareholders of record at the close of business as of April 6, 1995 are entitled to notice of and to vote at the annual meeting and at any adjournment thereof.
                                                By Order of the Board of
                                                Directors,
                                                       PATRICIA M. WALKER
                                                           SECRETARY
Raleigh, North Carolina
April 21, 1995
                                    IMPORTANT
     WE HOPE THAT YOU CAN ATTEND THIS MEETING IN PERSON, BUT IF YOU CANNOT DO SO, PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD. YOUR PROMPT ACTION IS NECESSARY IN ORDER THAT THERE BE A PROPER REPRESENTATION AT THE MEETING.

                           ATHEY PRODUCTS CORPORATION
                                 ROUTE 1A NORTH
                                  P.O. BOX 669
                         RALEIGH, NORTH CAROLINA 27602
                                 APRIL 21, 1995
                                PROXY STATEMENT
                     SOLICITATION AND REVOCATION OF PROXIES
     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Athey Products Corporation (the "Company") for use at the 1995 Annual Meeting of the Shareholders of the Company to be held May 18, 1995, at 11:00 A.M., Eastern Daylight Time, at Route 1A North, Raleigh, North Carolina, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.
     The shares represented by the accompanying Proxy will be voted if the Proxy is properly signed and received by the Company prior to the time of the meeting. Where a choice is specified on any Proxy as to the vote on any matter to come before the meeting, the Proxy will be voted in accordance with such specification. If no specification is made, the Proxy will be voted for the nominees for directors named herein and for all proposals. Any stockholder giving the accompanying Proxy has the right to revoke it by notifying the Secretary of the Company in writing at any time prior to the voting of the Proxy. A Proxy is revoked if the person giving the Proxy attends the meeting and elects to vote in person.
     The cost of preparing, assembling and mailing this Proxy Statement and form of Proxy, and the costs of soliciting proxies relating to the meeting will be borne by the Company. It is contemplated that the original solicitation of proxies by mail will be supplemented by telephone, telegraph, and personal solicitation by officers, directors and other regular employees of the Company, and no additional compensation will be paid to such individuals. The Company will also request brokers and other nominees or fiduciaries to forward proxy soliciting material to the beneficial owners of shares which are held of record by them. These materials are being mailed to shareholders on or about April 21, 1995.
                             ELECTION OF DIRECTORS
     The By-Laws of the Company provide for a board of five directors. Directors will be elected at the meeting to serve until the next Annual Meeting of Shareholders or until their successors are elected and shall have qualified. The affirmative vote of a plurality of the votes cast is required to elect directors. The proxies returned to the Board of Directors pursuant to this solicitation will be voted by the persons named therein for the election of the following persons as directors. However, such proxies acting by majority, reserve the right to vote such proxies for the election of less than all of the nominees for director, but they do not intend to do so unless candidates other than those named herein as nominees for director are nominated at the meeting by persons other than the Board of Directors. The Board of Directors is not aware of any other person intending to propose nominees for director. Should any nominee be unable to accept the office of director (which is not presently anticipated), it is intended that the persons named in the proxy will vote for election of such other persons as they shall determine. The following table sets forth the name, principal occupation, age, length of service and ownership of Common Shares of the Company (by number of shares and as a percentage of the total outstanding) of each nominee and the share ownership of officers and directors as a group.

                                                                                        COMMON SHARES
                                                                                         BENEFICIALLY
                                                                                         OWNED AS OF
                                                                         DIRECTOR     FEBRUARY 15, 1995       PER CENT
               NAME AND PRINCIPAL OCCUPATION(1)                   AGE     SINCE              (2)              OF CLASS
John F. McCullough.............................................   69       1975             1,597,726(3)        40.21%
  President of
  Orton/McCullough Crane Company, Inc.
  Oak Brook, Illinois
Martin W. McCullough...........................................   37       1985                12,632            0.32%
  Vice President & General Manager
  Orton/McCullough Crane Company, Inc.
  Huntington, Indiana
Richard A. Rosenthal...........................................   62       1977                 5,691            0.14%
  Director of Athletics
  University of Notre Dame
  Notre Dame, Indiana
Henry W. Gron, Jr..............................................   41       1992                   315            0.01%
  Senior Manager, International Tax
  Motorola, Inc.
  Schaumburg, Illinois
Franz M. Ahting................................................   47       --               --                  --
  Treasurer, Controller and Asst. Secretary
  of the Company
Officers and directors as a group (8 persons)..................                             1,631,329           41.06%

(1) Each nominee's principal occupation and employment for the last five years has been as listed above, except for Mr. Henry W. Gron, Jr. and Mr. Franz M. Ahting. From July, 1984 to August 1990, Mr. Gron served as a tax manager for Arthur Andersen & Co. Since August of 1990, he has served as Senior Manager, International Tax, Motorola Inc. of Schaumburg, Illinois. From 1988 to 1990, Mr. Ahting served as Assistant Treasurer for Carolina Steel Corporation, Greensboro, North Carolina. From 1991 until joining Athey as Controller in November, 1993, he practiced public accounting in Greensboro, North Carolina. In May, 1994, Mr. Ahting became Treasurer and Assistant Secretary of the Company. No nominee is a director of any other company except for Mr. Richard A. Rosenthal who is a director of the following companies: Advanced Drainage Systems, Inc., Columbus, Ohio; Beck Corporation, Elkhart, Indiana; CID Equity Partners, Indianapolis, Indiana; LaCrosse Footwear, Inc., LaCrosse, Wisconsin; RFE Investment Partners, New Canaan, Connecticut; Society National Bank, Indiana; and Zimmer Paper Products, Indianapolis, Indiana.
(2) Beneficial ownership includes sole voting and investment power over the listed shares, except as described in the following footnotes.
(3) All such Common Shares are owned of record by Orton/McCullough Crane Company, Inc., Oak Brook Illinois, of which Mr. John F. McCullough is an officer and principal shareholder (see "Principal Shareholders" below).
     John F. McCullough is the father of Martin W. McCullough and father-in-law of Henry W. Gron, Jr.
     The terms of office for all such directors elected would be until their successors are elected and qualified, scheduled for the next annual meeting in May, 1996.
     The Board of Directors of the Company has an audit committee consisting of Messrs. John F. McCullough, Martin W. McCullough, Richard A. Rosenthal and Henry
W. Gron, Jr. There are no nominating
                                       2
or compensation committees. The total number of meetings of the Board of Directors during the past fiscal year was four, and of the audit committee, one. Each director attended at least 75% of all of the Board meetings.
                             SELECTION OF AUDITORS
     At the last Annual Meeting of Shareholders on May 19, 1994, the Board of Directors had not appointed auditors for the fiscal year ending December 31, 1994. As of that meeting date, it was anticipated that the Board of Directors would select such auditors in the very near future, with or without the subsequent ratification by shareholders.
     On June 3, 1994, the Company's Board of Directors approved the appointment of McGladrey & Pullen, LLP as the Company's independent certified public accountants for the fiscal year ended December 31, 1994. McGladrey & Pullen, LLP replaced the Company's former accountants, Deloitte & Touche, LLP effective June 7, 1994.
     The principal accountant's report on the financial statements for either of the past two years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company's two most recent fiscal years, there were no disagreement(s) with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.
     In addition, the Company had not consulted with McGladrey & Pullen, LLP prior to December 31, 1993 or during the subsequent interim period prior to engaging McGladrey & Pullen, LLP regarding (i) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report or oral advice was provided that the new accountant concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event with Deloitte & Touche, LLP.
     A representative of McGladrey & Pullen, LLP will be present at the 1995 Annual Meeting. He will have the opportuity to make a statement, if he so desires, and will respond to appropriate questions which are raised orally at the meeting or which are submitted in writing to Patricia M. Walker, Corporate Secretary, before the meeting.
     During the fiscal year ended December 31, 1994, the only services rendered by McGladrey & Pullen, LLP were auditing services, consisting of annual audit, reviews of the annual report on Form 10-K and the annual report to stockholders, annual audits of the Company's defined benefit pension plans, consulting on quarterly filings and other matters, and review of federal and state income tax returns.
     The Board of Directors has also appointed McGladrey & Pullen, LLP, independent certified public accountants, to audit the books and accounts of the Company for the fiscal year ended December 31, 1995. If the shareholders do not ratify the appointment of McGladrey & Pullen, LLP, the selection of other independent certified public accoutants will be considered by the Board of Directors.
REQUIRED VOTE
     The affirmative vote of a majority of the shares represented at the meeting is required to ratify the appointment of auditors.
     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF MCGLADREY & PULLEN, LLP.
                                       3

                  VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS
     The Board of Directors has fixed the close of business on April 6, 1995, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting, and only shareholders of record at the close of business on that date will be entitled to vote at the meeting or any adjournment thereof. At the close of business on April 6, 1995, the record date, there were outstanding 3,973,459 shares of the Company's common stock of the par value of $2.00 per share.
     Each share of common stock is entitled to one vote on all matters. A majority of the outstanding shares of the Company, represented in person or by proxy, shall constitute a quorum at the meeting.
     The following table sets forth information as of February 15, 1995 regarding each person who was known by the Company to own beneficially more than 5% of the outstanding Common Shares of the Company:

                                                                  AMOUNT AND NATURE
                                                                    OF BENEFICIAL
                     NAME AND ADDRESS OF                         OWNERSHIP OF COMMON    PER CENT
                       BENEFICIAL OWNER                                SHARES           OF CLASS
Orton/McCullough Crane Company, Inc. (1)......................   1,597,726 -- Direct      40.21%
  1244 East Market Street
  Huntington, Indiana 46750
Quest Advisory Corp...........................................         264,949             6.67%
  1414 Ave. of the Americas
  New York, N.Y. 10019
David L. Babson & Co., Inc....................................         418,210            10.53%
  One Memorial Drive
  Cambridge, MA 02142-1300

(1) Mr. John F. McCullough, director of the Company, is an officer and principal shareholder of Orton/McCullough Crane Company, Inc.
     This is the only class of outstanding voting securities of the Company. Also, as of February 15, 1995, all officers and Directors of the Company owned of record and beneficially, 1,631,329 shares of common stock of the Company, or approximately 41.06% of the outstanding common stock, including the shares of Orton/McCullough Crane Company, Inc. shown above.
     It is the understanding of management that all officers and directors intend to vote for the election of the directors nominated and for all proposals.
     Management of the Company has the understanding that none of its officers, directors and persons holding more than 10% of the Company's common stock has failed to file required reports of their ownership of the Company's common stock and any changes in that ownership with the U.S. Securities and Exchange Commission. In making this statement, the Company has relied on the written representations of its officers, directors and holders of more than 10% of its common stock and copies of the reports that they have filed with the Commission.
                                       4

                        REMUNERATION AND RELATED MATTERS
I. SUMMARY COMPENSATION TABLE
     The following table sets forth the aggregate cash compensation paid by the Company for services rendered in all capacities to the Company during the Company's last three fiscal years for the CEO who is the only qualifying named executive officer whose cash and cash-equivalent remuneration exceeded $100,000 for any of the last three fiscal years.

                                    ANNUAL COMPENSATION
                                                       OTHER ANNUAL
      NAME AND                   SALARY      BONUS     COMPENSATION
 PRINCIPAL POSITIONS     YEAR       $          $            $
James D. Cloonan         1994    150,000          --             --
  CEO, President,        1993    150,000          --             --
  Director               1992    150,000          --             --

EXECUTIVE COMPENSATION
     The Board of Directors as a whole (with the exception of the CEO) establishes the compensation of the CEO and reviews and approves compensation for all other officers based upon the recommendation of the CEO. Base compensation for the CEO reflects the Board's assessment of the CEO's performance but is not necessarily tied to any specific goals which the Board may have set, nor is it directly related to the market performance of the Company's stock or to the Company's annual profits.
     The Board's compensation program objectives are designed to attract, motivate, reward and retain qualified personnel for positions of substantial responsibility. In keeping with this policy, additional compensation for executive officers and managers is administered through a Bonus plan which is based upon the Company's performance and profitability. The Company has no long-term incentive or stock option plans or stock appreciation rights.
     Officers of the Company are entitled to receive retirement benefits pursuant to a non-contributory, qualified pension plan covering all of the Company's non-production employees. The amount contributed in the past fiscal year with respect to Mr. Cloonan, named above, under this defined benefit plan is not and cannot be readily determined on an individual basis by the regular actuaries of the plan. Company contributions to the plan in 1994 equalled approximately 6.23% of the total remuneration (including bonuses) of participants covered by the plan. The table below illustrates the estimated annual benefits payable upon retirement with respect to various classifications of gross earnings and years of service upon retirement. The applicable average annual salary is the average annual salary for the consecutive five year period which produces the highest such average.

                                                                   10 YEARS     15 OR
                     APPLICABLE AVERAGE                               OF      MORE YEARS
                         ANNUAL SALARY                             SERVICE    OF SERVICE
$20,000......................................................      $  4,933    $  7,400
$40,000......................................................      $  9,867    $ 14,800
$60,000......................................................      $ 14,800    $ 22,200
$100,000.....................................................      $ 24,667    $ 37,000
$150,000.....................................................      $ 37,000    $ 55,000

     The estimated credited years of service with respect to the Company's pension plan for Mr. Cloonan is eleven years.
     Outside directors of the Company are paid $18,000 a year for serving as Directors. In addition, Mr. John F. McCullough is paid $100,000 annually for serving as Chairman of the Board of Directors. No other remuneration was paid as directors fees. No directors were paid additional compensation for committee participation or special assignments.
                                       5

II. COMMON STOCK PERFORMANCE
     As part of the executive compensation information presented in this Proxy Statement, the Securities and Exchange Commission requires a five-year comparison of stock performance for the Company with stock performance of a broad equity market index and either a peer company, or, if a peer company is not available, a published industry or line-of-business index. The Company's stock is traded on the NASDAQ National Market System and one appropriate comparison is with the NASDAQ Total Return Index for U.S. companies. Additionally, the Company's performance may be compared to the NASDAQ Trucking and Transportation Stock Index (specifically SIC Code 3711). Executive compensation has not previously been tied to stock performance, but such a factor could be used by the Executive Committee and by Management in the future in determining such compensation.

(Performance Graph appears here. The plot points are listed below.)

                        1989      1990     1991     1992     1993    1994
Athey                   100.00     50.53    50.53    69.14    65.15   76.53
NASDAQ TRI              100.00     84.92   136.28   158.58   180.93  176.92
NASDAQ Trans (SIC37)    100.00     77.66   112.89   138.15   167.84  152.20


                      INTERESTS OF DIRECTORS AND OFFICERS
                       AND OTHERS IN CERTAIN TRANSACTIONS
     No director or nominee for director is a controlling person of the Company, except for Mr. John F. McCullough, a Director of the Company and a Principal Shareholder of Orton/McCullough Crane Company, Inc., which owned 1,597,726 shares of common stock, or 40.21%, as of February 15, 1995.
                                 ANNUAL REPORT
     The Company's Annual Report to Shareholders for the year ended December 31, 1994, including financial statements, accompanies this Proxy Statement. However, no action is proposed to be taken at the meeting with respect to the Annual Report, and it is not to be considered as constituting any part of the proxy soliciting material.
                             SHAREHOLDER PROPOSALS
     Pursuant to Rule 14A under Section 14 of the Securities and Exchange Act of 1934, proposals submitted by shareholders for consideration at the Company's Annual Meeting of Shareholders scheduled for May, 1996, must be received by the Company at its office at Route 1A North, Raleigh, North Carolina 27602 by January 17, 1996.
     If the date of the 1995 annual meeting is advanced more than 30 days or delayed by more than 90 calendar days, from May 18, 1995, the Company shall inform shareholders of the change.
                                       6

                                 OTHER MATTERS
     Management knows of no other business likely to be brought before the meeting. If, however, other matters do come before the meeting, the persons named in the form of proxy or their substitutes will vote said proxy according to their best judgment.
     A COPY OF THE COMPANY'S 1994 10-K REPORT IS AVAILABLE WITHOUT CHARGE TO SHAREHOLDERS UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.
                                            By Order of the Board of Directors,
                                                   PATRICIA M. WALKER
                                                   SECRETARY
Raleigh, North Carolina
April 21, 1995
                                       7

*******************************************************************************
                                    APPENDIX

PROXY/VOTING
INSTRUCTION CARD           ATHEY PRODUCTS CORPORATION
                                 ROUTE 1A NORTH
                         RALEIGH, NORTH CAROLINA 27602
    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
    The undersigned hereby appoints John F. McCullough and Martin W. McCullough as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Athey Products Corporation held of record by the Undersigned on April 6, 1995 at the annual meeting of shareholders to be held on May 18, 1995 or at any adjournment thereof. IF NO DIRECTION AS TO THE MANNER OF VOTING THE PROXY IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR ITEM 2 AS INDICATED ON THE REVERSE SIDE HEREOF.
Election of Directors:
    Nominees: Franz M. Ahting, Henry W. Gron, Jr., John F. McCullough, Martin W. McCullough, Richard A. Rosenthal
YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES (SEE REVERSE SIDE) BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.
                               (See reverse side)

    This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR proposal 1 and 2.
 The Board of Directors recommends a vote FOR the election of Directors listed.
    1. Election of Directors

[ ]  FOR                                             [ ]   WITHHELD
FOR, except vote withheld from the following
nominee(s)

    2. Proposal to approve the appointment of McGladrey & Pullen, LLP as the independent public accountants of the corporation.
       [ ] FOR                      [ ] AGAINST                   [ ] ABSTAIN
    3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                                                                                Please sign exactly as name appears hereon.
                                                                                Joint owners should each sign. When signing
                                                                                as attorney, executor, administrator,
                                                                                trustee or guardian, please give full title
                                                                                as such.
                                                                                SIGNATURE(S)                        DATE